

XTANT MEDICAL

www.xtantmedical.com

Investor Presentation

June 2023

DISCLOSURE STATEMENTS

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "intends," "expects," "anticipates," "plans," "targets," "believes," "estimates," "continue," "future," "will," "potential," similar expressions or the negative thereof, and the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements about market size and potential, the Company's total addressable market, the Company's financial guidance for Q2 2023 and full year 2023, the Company's long-term financial targets, the Company's post-transaction capitalization structure, and the Company's future growth plans, initiatives and strategies. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company's future operating results and financial performance; the effect of the COVID-19 pandemic on the Company's business, operating results and financial condition; the ability to increase or maintain revenue; the ability to remain competitive; the ability to innovate and develop new products; the success of our future growth initiatives; the ability to engage new and retain current independent distributors and other qualified personnel; government and third-party coverage and reimbursement for Company products; the ability to obtain and maintain regulatory approvals and comply with government regulations; the effect of product liability claims and other litigation to which the Company may be subject; the effect of product recalls and defects; the ability to obtain and protect Company intellectual property and proprietary rights and operate without infringing the rights of others; the ability to service Company debt and comply with its debt covenants; the ability to obtain additional financing; risks associated with the private placement; and other factors. Additional risk factors are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (SEC) on March 7, 2023, and updated on its most recent Quarterly Report on Form 10-Q for the quarterly period ended on March 31, 2023. Subsequent SEC filings by the Company. Investors are encouraged to read the Company's filings on the Company's website or at www.SEC.gov. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

LEADING ORTHOBIOLOGICS AND NICHE SPINE FIXATION BUSINESS

Mission: To honor the gift of donation so that our patients can live as full and complete a life as possible.

Xtant Medical (NYSE American: XTNT)

- Based in Bozeman, MT
- Technology transfer from MSU
- FY 2022 revenue: $58 Million
- Anticipate FY 2023 revenue growth of 26% - 29%

Platform for Growth & Bolt-on Acquisitions

- Exceptional market access with contracts and nationwide distribution
- Scalable business
- Clear path to profitability



XTANT MEDICAL

EXPERIENCED SENIOR LEADERSHIP TEAM



SEAN BROWNE
CHIEF EXECUTIVE OFFICER

- Baxter
- McKesson
- Integra LifeSciences
- CCS Medical



KEVIN BRANDT
CHIEF COMMERCIAL OFFICER

- Zimmer
- Stryker
- RTI



SCOTT NEILS
CHIEF FINANCIAL OFFICER

- Baker Tilly, US
- Grant Thornton



MARK SCHALLENBERGER
CHIEF OPERATIONS OFFICER

- Bacterin
- DCI
- Surgenex

XTANT MEDICAL

EVOLUTION NOW HAS XTANT POISED FOR GROWTH

Xtant Medical unites exceptional biologics with intuitive fixation design to provide surgical solutions that advance regenerative medicine.

BACTERIN

1999
Bacterin Orthobiologics is founded

X·spine

2003
X-spine Systems is founded

2015
Bacterin acquires X-spine, changes name to Xtant Medical

XTANT

2019-2020
- New management team
- Re-engineered most major functions
- Lowered operating cost basis
- Converted debt

XTANT

2021 - 2023
"Poised for Growth"
- $20M PIPE
- Refinanced debt with reduced rates
- Returned company to growth after six years of decline
- $10M PIPE - with New Chairman and growth-oriented investors
- Acquired Coflex PMA device

COMPLEMENTARY PRODUCT OFFERING


Cervical Fusion
Posterior Thoracic Fusion/ Thoracic Lumbar
TLIF/PLIF/ALIF Lumbar Fusion
Sacrociliac Fusion
FIXATION
BIOLOGICS
Milled Grafts
Demineralized Bone Matrix
Traditional Grafts
Stem Cells
Growth Factor

GLOBAL SPINE AND ORTHOBIOLOGIC MARKET

Total WW market:

$10.0B

Total US market:

$8.0B



ORTHOBIOLOGICS:

$2.4B

SPINAL IMPLANTS:

$5.6B

Source: Markets and Markets & iData US Market Report Suite for Orthopedic Biomaterials

XTANT MEDICAL

US ORTHOBIOLOGIC MARKET

Opportunity to leverage #4 U.S. market share position in demineralized bone matrix (DBM) via strong distribution and GPO/IDN relationships and expansion into adjacent markets.


$2.4B
Demineralized Bone Graft
$485M
Allograft
$163M
Cellular Allograft
$511M
Synthetic Bone Graft
$583M
Growth Factor
$672M

Xtant's current portfolio addresses the entire market of $2.4B

- Demineralized Bone Graft
- Cellular Allograft
- Allograft
- Synthetic Bone Graft
- New: Marrow-Derived Growth Factor

Source: iData US Market Report Suite for Orthopedic Biomaterials

STRENGTHENED FIXATION SEGMENT WITH COFLEX ACQUISITION

- **Strategic Value:**
  - PMA approved product with over 90 published clinical trials – motion preservation device
  - Over 225,000 patients have device implanted
  - Outstanding macro trends for LSS and Medicare patients
- **Xtant Strategic Value:**
  - Highly profitable product
  - 150+ new distributors
  - Hundreds of surgeons have been trained on device over the years
  - Build on our Payor Relations platform
- **Patient Clinical Value:**
  - Preserves anatomical structures – maintains all other surgical options
  - Targets the 360,000 laminectomies and 260,000 single-level fusion cases



Coflex Interlaminar Stabilization device

CoFix Interlaminar Fixation


FDA
CLEARED

EXPANDED ASC/OUTPATIENT OFFERING: GROWING MARKET

- More spine procedures leaving the expensive hospital for ASCs and outpatient facilities
- Surgeons starting their own ASCs
- More pain management doctors performing less invasive procedures
- Lumbar Spinal Stenosis (LSS) is the fastest growing segment in Spine at 8.4% annualized growth
- LSS is the #1 reason patients over 65 will have spine surgery

SILEX®
Sacroiliac Joint
Fusion System



AXLE®
Interspinous
Fusion System



Coflex®
Interlaminar
Stabilization



CoFix®
Interlaminar
Fusion Device


FDA
CLEARED

SURGALIGN BANKRUPTCY DEAL

- **Stalking Horse Bidder for Hardware, Biologics, and International**
  - Over $100M in assets
  - Over 200 distributors domestically
  - Expands our already robust contract portfolio
  - $5M stalking horse bid

* Transaction will be conducted through a bankruptcy court-supervised process pursuant to bankruptcy court-approved bidding procedures and is subject to the receipt of higher or better offers from competing bidders at an auction, approval of the sale by the Bankruptcy court, and the satisfaction of certain conditions


XTANT
MEDICAL
XTANT
MEDICAL

ROBUST ACQUISITION PIPELINE

Inorganic Growth is Key to Achieving Long-Term Goals

Positioning in orthobiologics and spine business creates unique opportunity to integrate acquisitions, yield compelling cost and sale synergies, and increase profitability

Target Company / Product Attributes

CAPABILITIES

- Immediate needs of Stem Cells, Amnion, Dermis
- Longer-term higher end regenerative biologics

PROFITABILITY

- Profitable as standalone businesses / tech
- Targets that create cost or margin synergies

CAPACITY

- Biologics production meets robust current demand
- New product development is space constrained



ACTIVE SALES PIPELINE
40+
Opportunities Identified
10+
in Active Discussions
2-3
Qualified Acquisition Targets

GROWTH STRATEGY PILLARS

XTANT MEDICAL GROWTH STRATEGY

New Product Flow	Expand Distribution Network	Leverage Adjacent Markets	M&A Activity
Drive new innovations and distributor mindshare	Sell deeper and broader – become a strong national company	Utilize current portfolio to penetrate underserved vertical markets	Acquire best in class technologies to enhance current portfolio

PILLAR ONE: NEW GROWTH INITIATIVE, NEW PRODUCT FLOW

- Focus on products that expand our reach into new markets
- Sustain momentum of successful product launches
- Deliver on strong demand for new products

2023: Focus Products

OsteoFactor
Growth Factor Market



OsteoVive Plus
Cellular Allograft Market



Coflex
Interlaminar stabilization device



CoFix
Interlaminar fixation device



Coming Soon

Synthetic Putty
Synthetic Bone Graft Market



BMAC System
Cell Concentration System



3Demin Ready to Use
Pre-hydrated 3Demin



3Demin Blocks
Interbody applications



OUT Years

OsteoSelect Fiber Putty
Fiber Based Putty



OsteoSelect MIS Gun
Bone Graft Delivery System



3Demin Fiber Plus
Enhanced loose fiber formulation



Growth Factor Strip / Shapes
Growth Factor Market



PILLAR TWO: EXPAND DISTRIBUTION NETWORK

STEP ONE - INCREASE CONTRACTUAL ACCESS

Today:

- All national GPO contracts
- Over 400 IDN contracts
- DOD/VA access

Goal: Build a National Network

- Coflex and CoFix Impact
- New agreements:
  - Midwest
  - Mid-Atlantic
  - New England



PILLAR TWO: EXPAND DISTRIBUTION NETWORK

STEP TWO - EXPAND DISTRIBUTION NETWORK

2

10&10 Growth Plan: 450+ current distributors

Plan to Increase Distributor Revenue by 10% Annually

PENETRATION → 10%

EXPANSION → 10+

Plan to Add 10+ Distributors per Quarter

XTANT MEDICAL

PILLAR THREE: GROW ADJACENT MARKETS


100%

79%
of Xtant's Biologics Revenue is Focused on Spine Procedures

21%
of Xtant's Biologics Revenue is Non-Spine Sales


OsteoSponge®
Cancellous DBM


3Demin®
Cortical DBM Fibers


OsteoSelect®
DBM Putty


OsteoVive®
Viable Cell Allograft


Matriform®
Synthetic Bone Graft


Potential Bone Graft Markets:
$625M
$35M
$101M
$102M
$159M
$228M
Foot & Ankle
Cranio-maxilofacial
Oncology
Joint Reconstruction
Trauma

Source: iData US Market Report Suite for Orthopedic Biomaterials

PILLAR FOUR: INTEGRATOR OF ENABLING TECHNOLOGIES

- **Leverage and Advance our Platform for Growth:**
  - Exceeds 450 distributors
  - 400+ IDN/GPO agreements
  - Growing payor relations depth
  - Publicly traded currency
- **Targets for Integration:**
  - Under-capitalized or sub-scale businesses
  - Single product lines that do not fit strategically in existing company

XTANT MEDICAL

Goal: Increase Long-term Shareholder Value

FINANCIALS



Quarterly Revenues:
$13.0M
$17.9M
38%
Q1 2022
Q1 2023



Annual Revenues:
$55.3M
$58.0M
$73M - $75M*
26% - 29%
FY 2021
FY 2022
FY 2023 (EST)

* Guidance as issued on May 4, 2023

XTANT MEDICAL

PROJECTED Q2 AND FY2023 RESULTS

Projected Q2 Revenue
$19.0M – $20.0M

- Double digit year-over-year organic growth
- Continued growth in focus products
- Additional cleanrooms online Q3 2023

Projected FY2023 Revenue
$73M – $75M

- Growth in all channels of business
- 10% – 14% organic growth
- New Coflex distributors still untapped potential

EXISTING AND POST-TRANSACTION CAPITALIZATION STRUCTURE

(USD in millions)	Interest	Maturity	Current Balance
$8M Revolving Term Loan	SOFR + 4.50%	May 1, 2026	$3.2
Term Loan[1]	SOFR + 7.00%	May 1, 2026	17.0
Total Current Debt			**$20.2**
Current Cash			5.0
Current Net Debt			**$15.2**
Transaction Impact			
Net Proceeds From Offering[2]			~$15.0
Pro Forma Cash			**~$20.0**


XTANT
MEDICAL

1 No mandatory amortization until July 2024
2 Shown net of estimated transaction fees and expenses; assumes an offering price of $0.81, which is reflective of XTNT's last sale price as of June 23, 2023 (not indicative of expected pricing)

INVESTMENT SUMMARY: POSITIONED FOR SUSTAINABLE LONG-TERM GROWTH

Operationally Strong:
- Proven management team
- Growing business
- Expanding capabilities

Financially Strong:
- Clean balance sheet
- Double-digit growth profile
- Path to profitability

Strategically Leaning Forward:
- Chairman and Board have significant equity invested and aligned with shareholders interests
- Roll-up strategy and bolt-on acquisitions

